                       OFFICE OF THE UNITED STATES TRUSTEE

In re:
 The Kushner-Locke Company

Chapter 11
Case No. LA 01-44828-SB (Administratively Consolidated with
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

DEBTOR IN POSSESSION INTERIM STATEMENT
                                                                     Page 1 of 3
               Statement Number:           19
            For the Period FROM:        5/1/2003
                             TO:       5/31/2003

CASH ACTIVITY ANALYSIS (Cash Basis Only)                                       Collateral     Concentration
                                                                                  Account         Account
                                                                             --------------   ------------
Balance before Statement #1                                                  $   268,333.21      65,956.21
                                                                             --------------   ------------
A.  Total Receipts per all Prior Interim Statements                            3,789,318.96   2,568,666.40
                                                                             --------------   ------------
B.  Less:  Total Disbursements per all Prior Statements                        2,527,912.51   2,546,380.95
                                                                             --------------   ------------
C.  Beginning Balance                                                        $ 1,529,739.66      88,241.66
                                                                             --------------   ------------
D.  Receipts during Current Period

      Description
        5/5/2003                         Lion's Gate                               2,190.87
        5/6/2003                         Lion's Gate                               3,254.13
        5/7/2003                         KL Comerica/Reverse Wire Transfer        54,000.00     (54,000.00)
        5/8/2003                         Wire Transfer                                           51,000.00
        5/15/2003                        Wire Transfer                                           31,000.00
        5/16/2003                        AB Svensk Film                               35.25
        5/20/2003                        US Postal Service Refund                     55.73
        5/20/2003                        A & E Home Video                            304.50
        5/20/2003                        USI Insurance Refund                      5,909.92
        5/29/2003                        Wire Transfer                                           27,000.00
        5/30/2003                        interest                                    909.18

      TOTAL RECEIPTS THIS PERIOD                                                  66,659.58      55,000.00         -        -
                                                                             --------------   ------------       ---      ---
E.  Balance Available (C plus D)                                             $ 1,596,399.24     143,241.66       $ -      $ -
                                                                             --------------   ------------       ---      ---

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 19                       Page 2 of 3

F.  Less:  Disbursements during Current Period:

    Date     Check No.    Payee/Purpose
    ----     ---------    -------------
5/2/2003                  ADP Fees                                                                148.56
5/5/2003        37651     Bonded Services, Inc                                                  6,271.50
5/5/2003        37652     Bowne of Los Angeles, Inc                                               583.00
5/5/2003        37653     Federal Express                                                          45.42
5/5/2003        37654     Internal Revenue Service                                                350.72
5/5/2003        37655     William Liebell                                                       5,187.50
5/5/2003        37656     Marathon Services, Inc                                                  259.80
5/5/2003        37657     Qwest Communications                                                     54.24
5/5/2003        37658     SBC                                                                     289.29
5/5/2003        37659     SBC                                                                      43.50
5/5/2003        37660     Robert W Goldsmith                                                    3,540.00
5/6/2003        37661     Clumeck,Stern,Phillips&Schenkelbu                                    33,500.00
5/7/2003        37662     Department Of Consumer Affairs                                          200.00
5/7/2003        37663     Zerolag Communications, Inc                                             100.00
5/8/2003                  Wire Transfer                                   $  51,000.00
5/14/2003                 ADP Taxes                                                             6,610.52
5/14/2003       37664     City Of Beverly Hills                                                 1,102.47
5/14/2003       37665     Doniger & Fetter                                                      4,049.66
5/14/2003       37666     Robert W Goldsmith                                                      830.00
5/14/2003       37667     William Liebell                                                       1,600.00
5/14/2003       37668     Recall                                                                  706.01
5/14/2003       37669     United States Trustee                                                   250.00
5/14/2003       37670     United States Trustee                                                 1,500.00
5/14/2003       37671     United States Trustee                                                   250.00
5/14/2003       37672     United States Trustee                                                   250.00
5/14/2003       37673     United States Trustee                                                   250.00
5/14/2003       37674     United States Trustee                                                   250.00
5/14/2003       37675     United States Trustee                                                   250.00
5/14/2003       37676     United States Trustee                                                   250.00
5/14/2003       37677     United States Trustee                                                   250.00
5/15/2003       7978      Payroll                                                                 978.08
5/15/2003       7979      Payroll                                                               8,470.65
5/15/2003       7980      Payroll                                                               1,253.77
5/15/2003       7981      Payroll                                                               2,276.24
5/15/2003                 Wire Transfer                                   $  31,000.00
5/16/2003                 ADP Fees                                                                 20.00
5/20/2003       37678     Robert W Goldsmith                                                    1,195.00
5/20/2003       37679     William Liebell                                                       2,162.50
5/20/2003       37680     Centauro Comunicaciones                                                 600.00
5/23/2003                 ADP Fees                                                                103.73
5/28/2003                 ADP Taxes                                                             5,458.49
5/28/2003       37681     Blue Shield of California                                               316.00
5/28/2003       37682     Cash                                                                    200.00
5/28/2003       37683     Federal Express                                                          61.42
5/28/2003       37683     Federal Express                                                          16.80
5/28/2003       37684     Health Net                                                            2,187.92
5/28/2003       37685     Hodes Parking                                                           360.00
5/28/2003       37686     Property Management Associates, I                                     2,000.00
5/28/2003       37687     SBC                                                                     281.48
5/29/2003       37688     Robert W Goldsmith                                                    1,025.00
5/29/2003       37689     William Liebell                                                       1,245.00

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 19                        Page 3 of 3

5/29/2003                  Wire Transfer            $   27,000.00
5/29/2003        7982      Payroll                                          978.09
5/29/2003        7983      Payroll                                        7,187.89
5/29/2003        7984      Payroll                                        1,253.76
5/29/2003        7985      Payroll                                        2,276.23

      TOTAL DISBURSEMENTS THIS PERIOD:                 109,000.00       110,880.24               -            -
                                                    -------------       ----------             ---          ---
G.  Ending Balance (E less F)                       $1,487,399.24        32,361.42             $ -          $ -
                                                    -------------       ----------             ---          ---

H.  (1)  Collateral Account:
          a) Depository Name and Location:  Chase Bank  1 Chase Manhattan Plaza,
                                            New York, NY 10081
          b) Account Number:                     323221556
     (2)  Concentration Account:
          a) Depository Name and Location:  Comerica Bank  10900 Wilshire Blvd,
                                            Los Angeles, CA 90024
          b) Account Number:                     1891935460

I:  Other monies on hand:

The Kushner Locke Company PWI account          1891215236   $    1,000.00
Bank of Scotland - Pinocchio                     3549485     1,300,935.93    Pound Sterling    Time Deposit
Bank of Scotland - Basil                         3626816        76,818.48    Pound Sterling    Time Deposit  (KL' s interest is 50%)
Allied Pinocchio                                10747301           920.11    Pound Sterling
Freeway\Kushner-Locke                          323-509487   $      255.95
Edge Entertainment                             1891152710   $      444.92
European Films LTD                             1890563818   $    7,051.58

I:  Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
    KL MDP Sensation                  60-066-930             $17,724.61
    KL\7 Venture                     1890-69-6360            $ 9,328.20
    Denial Venture                   1890-69-6501            $42,131.35
    Cracker LLC                      1891-04-1665            $ 1,000.00
    Swing                             323-518095             $ 6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

                              /s/ Alice Neuhauser
                              --------------------
                              Debtor in Possession